SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 18, 1996
                                                  ------------------


                     The CIT Group Holdings, Inc.
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         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
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 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
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Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



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(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      ------------------------------
                                             (Registrant)


                                      By /s/ JOSEPH M. LEONE
                                        ----------------------------
                                        Joseph M. Leone
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  January 18, 1996

[Logo of The CIT Group, Inc.]
                                        Contact:        Joseph M. Leone
                                                        Chief Financial Officer
                                                        (201)740-5752



FROM: THE CIT GROUP HOLDINGS, INC.
      1211 AVENUE OF THE AMERICAS
      NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
---------------------

          THE CIT GROUP REPORTS RECORD 1995 EARNINGS OF $225.3 MILLION
          ------------------------------------------------------------
                            UP 12.0 PERCENT OVER 1994
                            -------------------------
                    FIFTH CONSECUTIVE YEAR OF RECORD EARNINGS
                    -----------------------------------------

     NEW YORK, NEW YORK, January 18, 1996 -- The CIT Group Holdings, Inc., one of the nation's leading asset-based finance companies, today reported net income of $225.3 million for the year 1995, an increase of 12.0 percent from the $201.1 million for 1994. This represents the eighth consecutive increase in annual earnings and the fifth consecutive year of record earnings. The 1995 results reflect finance income from a higher level of financing and leasing assets, improved other income, and lower net credit losses, offset by increased borrowing costs. Fourth quarter earnings were particularly strong at $57.5 million, up 16.1 percent from the prior year. Total assets for 1995 reached a record $17.42 billion.

"Outstanding marketing efforts, strong credit, technological improvements and greater productivity make 1995 a most satisfying year and, more importantly, positions CIT for even greater opportunities in the future," said Albert R. Gamper, Jr., CIT president and chief executive officer.

Financial highlights for 1995:

     o Financing and leasing assets totaled $16.91 billion, up $1.25 billion (8.0%) from $15.66 billion at December 31, 1994. The increase reflects continued strong volume primarily in the Industrial Financing and Sales Financing units as well as growth of the Consumer Finance business, offset by securitizations of certain Sales Financing receivables.

     o Net finance income rose to $697.7 million (4.54% of average financing and leasing assets "AEA") in 1995, compared to $649.9 million (4.77% of
         AEA) in 1994. The changes reflect the continued growth in financing and leasing assets, offset partially by higher interest expense.

     o Fees and other income totaled $184.7 million in 1995 compared to $174.4 million in 1994, reflecting higher gains on asset sales and improved fee generation, partially offset by lower factoring commissions due to a weak 1995 retailing environment.

     o Salaries and general operating expenses for 1995 increased only 2.3 percent from 1994, reflecting significant productivity gains as financing and leasing assets grew 8.0 percent during 1995. As a percent of AEA, expenses improved to 2.25 percent during 1995 from 2.48 percent in 1994. This productivity reflects further investments in operations across most business units and the continued growth of the Consumer Finance franchise.

     o Net credit losses during 1995 were $77.2 million, 0.50 percent of average finance receivables, a decrease from $84.2 million, 0.61 percent of average finance receivables for the year 1994.

     o Finance receivables past due 60 days or more were $263.9 million (1.67% of finance receivables) at December 31, 1995 up from $176.9 million (1.20% of finance receivables) at December 31, 1994. Past due finance receivables on nonaccrual status totaled $139.5 million (0.88% of finance receivables) at December 31, 1995 compared to $110.2 million (0.75% of finance receivables) at the end of 1994.

     o Assets received in the settlement of loans were $42.0 million at December 31, 1995, down from $86.5 million at December 31, 1994.

     o The reserve for credit losses stood at $206.0 million at year end 1995, a $13.6 million increase from the prior year and represented 1.30 percent of finance receivables for both periods.

     o The ratio of debt-to-equity was 7.09 to 1 at December 31, 1995 compared to 6.91 to 1 at December 31, 1994.

     The CIT Group Holdings, Inc., one of the nation's largest asset-based lenders, is owned 80 percent by The Dai-Ichi Kangyo Bank, Limited, one of the largest banks in the world, and 20 percent by Chemical Banking Corporation, one of the largest bank holding companies in the United States.


               (SEE ATTACHED TABLES FOR ADDITIONAL FINANCIAL DATA)

                                      # # #


                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                          (Dollar Amounts in Thousands)


                                                                                         Years Ended
                                                                                         December 31
                                                           -------------------------------------------------------------------------
                                                                1995             % to AEA              1994            % to AEA
                                                           --------------------------------        ---------------------------------

Finance income .......................................      $ 1,529,234            9.90%*          $ 1,263,846           9.19%*
Interest expense .....................................          831,531            5.36*               613,957           4.42*
                                                            -----------      --------------        -----------      --------------

  Net finance income .................................          697,703            4.54                 649,889           4.77

Fees and other income ................................          184,709            1.20                174,365           1.28
                                                            -----------      --------------        -----------      --------------

  Operating revenue ..................................          882,412            5.74                824,254           6.05

Salaries and general operating expenses ..............          345,708            2.25                337,936           2.48

Net credit losses ....................................           77,241             .50**               84,152            .61**
Provision for increase in finance receivables ........           14,683             .10                 12,789            .09
                                                            -----------      --------------        -----------      --------------
  Provision for credit losses ........................           91,924             .60                 96,941            .71

Depreciation on operating lease equipment ............           79,752             .52                 64,308            .47
                                                            -----------      --------------        -----------      --------------

  Operating expenses .................................          517,384            3.37                499,185           3.66
                                                            -----------      --------------        -----------      --------------

Income before provision for income taxes .............          365,028            2.37                325,069           2.39

Provision for income taxes ...........................          139,777             .91                123,941            .91
                                                            -----------      --------------        -----------      --------------

  Net income .........................................      $   225,251            1.46%           $   201,128           1.48%
                                                            ===========      ==============        ===========      ==============

Average financing and leasing assets (AEA) ...........      $15,377,470                            $13,630,256

Average finance receivables ..........................      $15,397,762                            $13,819,916


*     Excludes interest income and interest expense relating to interest-bearing deposits
**    Percent to average finance receivables



                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                          (Dollar Amounts in Thousands)
                                                                                                      December 31,    December 31,
                                                                                                          1995            1994
                                                                                                      ------------    ------------
Assets
Financing and leasing assets
Capital Equipment Financing .......................................................................   $  4,548,677    $  4,493,531
Business Credit ...................................................................................      1,470,981       1,442,049
Credit Finance ....................................................................................        758,729         719,642
                                                                                                      ------------    ------------
  Corporate Finance ...............................................................................      6,778,387       6,655,222

Commercial Services ...............................................................................      1,743,322       1,896,233

Industrial Financing ..............................................................................      4,929,858       4,269,693
Sales Financing ...................................................................................      1,304,921       1,402,443
                                                                                                      ------------    ------------
  Dealer and Manufacturer Financing ...............................................................      6,234,779       5,672,136

Consumer Finance ..................................................................................      1,039,044         570,772
                                                                                                      ------------    ------------

  Finance receivables .............................................................................     15,795,532      14,794,363
Reserve for credit losses .........................................................................       (206,027)       (192,421)
                                                                                                      ------------    ------------
  Net finance receivables .........................................................................     15,589,505      14,601,942

Operating lease equipment .........................................................................      1,113,007         867,914
                                                                                                      ------------    ------------
  Net financing and leasing assets ................................................................     16,702,512      15,469,856

Cash and cash equivalents .........................................................................        161,464           6,558

Other assets ......................................................................................        556,322         483,276
                                                                                                      ------------    ------------
  Total assets ....................................................................................   $ 17,420,298    $ 15,959,690
                                                                                                      ============    ============

Liabilities and Stockholders' Equity
Debt
Commercial paper ..................................................................................   $  6,105,569    $  5,660,194
Variable rate notes ...............................................................................      3,827,500       3,812,500
Fixed rate notes ..................................................................................      3,337,030       2,619,350
Subordinated fixed rate notes .....................................................................        300,000         300,000
                                                                                                      ------------    ------------
  Total debt ......................................................................................     13,570,099      12,392,044

Credit balances of factoring clients ..............................................................        980,916         993,394
Accrued liabilities and payables ..................................................................        485,854         354,714
Deferred Federal income taxes .....................................................................        469,238         426,511
                                                                                                      ------------    ------------
  Total liabilities ...............................................................................     15,506,107      14,166,663

Stockholders' equity
Common stock - authorized, issued and outstanding - 1,000 shares ..................................        250,000         250,000
Paid-in capital ...................................................................................        408,320         408,320
Retained earnings .................................................................................      1,255,871       1,134,707
                                                                                                      ------------    ------------
  Total stockholders' equity ......................................................................      1,914,191       1,793,027
                                                                                                      ------------    ------------
  Total liabilities and stockholders' equity ......................................................   $ 17,420,298    $ 15,959,690
                                                                                                      ============    ============
